UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

July 16, 2010

TRUMP ENTERTAINMENT RESORTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13794	13-3818402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 South Pennsylvania Avenue Atlantic City, New Jersey		08401
(Address of Principal Executive Offices)		(Zip Code)

609-449-5866

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: This Current Report on Form 8-K discloses events that occurred on July 16, 2010, in connection with Trump Entertainment Resorts, Inc.’s emergence from bankruptcy protection under Chapter 11 of the Bankruptcy Code (as defined below). Information about other related events occurring on such date is contained in a separate Current Report on Form 8-K being filed by Trump Entertainment Resorts, Inc. with the Securities and Exchange Commission substantially concurrently with this Current Report.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As previously disclosed, on February 17, 2009 (the “Commencement Date”), Trump Entertainment Resorts, Inc, (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of New Jersey in Camden, New Jersey (the “Bankruptcy Court”) seeking relief under the provisions of chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). These chapter 11 cases are being jointly administered under the caption In re: TCI 2 Holdings, LLC, et al Debtors, Chapter 11 Case Nos.: 09-13654 through 09-13658 through 09-13664 (JHW) (the “Chapter 11 Cases”).

On May 7, 2010, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Supplemental Modified Sixth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code Proposed by the Debtors and the Ad Hoc Committee of Holders of 8.5% Senior Secured Notes Due 2015 (the “Ad Hoc Committee”), as filed with the Bankruptcy Court, in final form, on May 7, 2010 (the “Plan of Reorganization”). A copy of the Confirmation Order, with a copy of the Plan of Reorganization as confirmed attached thereto, was attached as Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q filed on May 12, 2010. A copy of a disclosure statement relating to a prior version of the Plan of Reorganization, as approved by the Bankruptcy Court previously in the Chapter 11 Cases (the “AHC/Debtor Disclosure Statement”), was attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on December 28, 2009.

On July 16, 2010 (the “Consummation Date”), the Plan of Reorganization became effective and the transactions contemplated by the Plan of Reorganization were consummated. Additional information about the Plan of Reorganization and the events and transactions which occurred pursuant to the Plan of Reorganization is contained in the Current Report on Form 8-K filed by the Company on July 19, 2010, substantially concurrently with the filing of this report.

(a)    Resignation of Officers and Directors

In connection with the consummation of the Plan of Reorganization, effective as of the Consummation Date, Edward H. D’Alelio, James J. Florio, Harry C. Hagerty, Michael A. Kramer and Don M. Thomas were deemed to have resigned from their positions as directors of the Company. Mr. D’Alelio was a member of the Compensation Committee. Mr. Florio was a member of the Corporate Governance and Nominating Committee. Mr. Hagerty was a member of the Audit Committee and the Compensation Committee. Mr. Kramer was a member of the Audit Committee. Mr. Thomas was a member of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee.

(b)    Appointment of Directors

Pursuant to the Plan of Reorganization, a new board of directors of the Company was appointed effective as of the Consummation Date, consisting of the following directors: Mark Juliano, Eugene Davis, Jeffrey Gilbert, Marc Lasry, David Licht, Stephen McCall and Rob Symington.

Mr. Juliano was originally appointed to the board of directors of the Company on February 27, 2008 and continued as a member of the Company’s board of directors pursuant to the Plan of Reorganization. Mr. Juliano has been the Company’s Chief Executive Officer since August 1, 2007. He served as interim Chief Executive Officer during July 2007. From August 8, 2005 to June 30, 2007, Mr. Juliano served as Chief Operating Officer. Mr. Juliano served as President of Boardwalk Regency Corporation d/b/a Caesars Atlantic City from 1994 to 1999. From March 1999 to October 2001, Mr. Juliano served as President of Mirage Atlantic City Corporation. From October 2001 to February 2003, Mr. Juliano was the Chairman of the board of directors of Atlantic City Convention and Visitors Authority. From February 2003 to August 2005, Mr. Juliano served as the President of Desert Palace, Inc. d/b/a Caesars Palace, in Las Vegas, Nevada.

Mr. Davis was appointed to the board of directors of the Company on July 16, 2010 pursuant to the Plan of Reorganization. Mr. Davis is Chairman and Chief Executive Officer of Pirinate Consulting Group, LLC, a privately held consulting firm specializing in turnaround management, merger and acquisition consulting and hostile and friendly takeovers, proxy contests and strategic planning advisory services for domestic and international public and private business entities. Since forming Pirinate in 1997, Mr. Davis has advised, managed, sold, liquidated and served as a Chief Executive Officer, Chief Restructuring Officer, Director, Committee Chairman and Chairman of the Board of a number of businesses operating in diverse sectors such as telecommunications, automotive, manufacturing, high-technology, medical technologies, metals, energy, financial services, consumer products and services, import-export, mining and transportation and logistics. Previously, Mr. Davis served as President, Vice Chairman and Director of Emerson Radio Corporation and Chief Executive Officer and Vice Chairman of Sport Supply Group, Inc. He began his career as an attorney and international negotiator with Exxon Corporation and Standard Oil Company (Indiana) and as a partner in two Texas-based law firms, where he specialized in corporate/securities law, international transactions and restructuring advisory. Mr. Davis holds a bachelor’s degree from Columbia College, a master of international affairs degree (MIA) in international law and organization from the School of International Affairs of Columbia University, and a Juris Doctorate from Columbia University School of Law. Mr. Davis is also a member of the Board of Directors of Ambassadors International, Inc., Knology, Inc., DEX One Corp., Atlas Air Worldwide Holdings, Inc., Rural/Metro Corp, Spectrum Brands, Inc. and TerreStar Corporation. Within the last five years, Mr. Davis has served as a Director of Delta Airlines, Inc., Haights Cross Communications, Inc., SeraCare Life Sciences Inc., Solutia, Inc., Atari, Inc., Exide Technologies, IPCS, Inc., Knology Broadband, Inc., Oglebay Norton Company, Tipperary Corporation, McLeod Communications, Footstar, Inc., PRG Schultz International, Inc., Silicon Graphics, Inc., Foamex, Inc., Ion Broadcasting, Viskase Companies, Inc. and Media General, Inc.

Mr. Gilbert was appointed to the board of directors of the Company on July 16, 2010 pursuant to the Plan of Reorganization. Mr. Gilbert is President and principal shareholder of Preferred Gaming & Entertainment, Inc., a licensed distributor and lessor of gaming devices and casino equipment. From 2003 to 2008, at the request of the Nevada Gaming Commission, Mr. Gilbert served as court-appointed Supervisor and Receiver for Fitzgerald Gaming Corporation, during which time he operated the company for the benefit of parties who acquired ownership as part of a bankruptcy restructuring. From 1990 to 1995, Mr. Gilbert served as Vice President, Chief Operating Officer and a member of the Office of the President of Jackpot Enterprises, Inc., a New York Stock Exchange listed gaming company that operated slot routes and gaming casinos in Nevada, South Dakota and Mississippi. From 1997 through 2003, Mr. Gilbert was an officer and member of the Board of Directors of Universal Distributing of Nevada, Inc. and its subsidiaries in New South Wales, Australia and South Africa. Prior to 1997, Mr. Gilbert served as Vice President and General Manager of Bally Gaming, Inc. Mr. Gilbert has served as a member of the Board of Directors of Aruze Corp. a Japanese publicly traded company (now known as Universal Entertainment Corporation) that manufacturers gaming devices, and as a member and Vice-Chairman of the Board of Directors of Avi Resort Casino, a Native American gaming facility located in Laughlin, Nevada.

Mr. Lasry was appointed to the board of directors of the Company on July 16, 2010, pursuant to the Plan of Reorganization. Mr. Lasry is the Chairman, Chief Executive Officer and a Co-Founder of Avenue Capital Group (“Avenue”). He is also a co-founder of Amroc Investments LLC. Prior to that time, Mr. Lasry was Co-Director of the Bankruptcy and Corporate Reorganization Department at Cowen & Company. Mr. Lasry also served as Director of the Private Debt Department at Smith Vasilou Management Company. Mr. Lasry holds a B.A. in History from Clark University and a J.D. from New York Law School.

Mr. Licht was appointed to the board of directors of the Company on July 16, 2010, pursuant to the Plan of Reorganization. Mr. Licht is a Senior Vice President of the Avenue U.S. Funds. Prior to joining Avenue in 2007, Mr. Licht was a Senior Portfolio Manager at ABP Investments US, Inc. Prior to ABP, Mr. Licht was an Associate at Donaldson, Lufkin & Jenrette Securities Corporation in its Leveraged Finance Division. Mr. Licht also previously worked for Arthur Andersen LLP. Mr. Licht holds a B.B.A. from the University of Michigan Business School.

Mr. McCall was appointed to the board of directors of the Company on July 16, 2010, pursuant to the Plan of Reorganization. Mr. McCall has 15 years of private equity investing experience focused on growth capital and buyout investments. He founded and is currently a Managing Member of Blackpoint Equity Partners LLC, a private equity investment firm. Prior to founding Blackpoint, he was a General Partner at Seaport Capital, a private equity investment firm, where he was employed from 1997 through 2007. Previously, Mr. McCall worked at Patricof & Co. Ventures, a private equity investment firm, and Montgomery Securities in the Corporate Finance Department. Mr. McCall has been a director of Ambassadors International, Inc. since November 2009 and Otelco Inc. (including its predecessor Rural LEC Acquisition LLC) since January 1999 and served as Chairman of the Board of Rural LEC Acquisition LLC until the closing of its initial public offering on December 21, 2004. Mr. McCall is also a director of several private companies. He graduated from Stanford University with an A.B. in economics.

Mr. Symington was appointed to the board of directors of the Company on July 16, 2010, pursuant to the Plan of Reorganization. Mr. Symington is a Senior Portfolio Manager at Avenue. Prior to that, Mr. Symington was Managing Director and Chief Investment Officer at Resurgence Asset Management, L.L.C. Mr. Symington holds a B.A. in English Literature from Dickinson College and an M.B.A. in Finance and Accounting from Cornell University.

Messrs. Juliano, Davis, Gilbert, Lasry, Licht, McCall and Symington were designated by the Ad Hoc Committee to serve on the initial board of directors pursuant to the Plan of Reorganization and took office (in the case of Mr. Juliano, continued in office) on the Consummation Date. The board of directors has not yet determined committee appointments for the new directors.

Messrs. Lasry, Licht and Symington are officers of Avenue. As a result of the transactions contemplated by the Plan of Reorganization and consummated on July 16, 2010, an entity affiliated with Avenue, acting solely in its capacity as investment advisor to certain funds, beneficially owns approximately 21.7% of the new common stock issued by the Company pursuant to the Plan of Reorganization (which new common stock is currently held in trust as required by the interim casino authorization provisions of the New Jersey Casino Control Act).

ITEM 8.01	OTHER EVENTS

The Company adopted a revised specimen stock certificate for its common stock, par value $0.001 per share, which replaces and supersedes the specimen stock certificate for such common stock previously filed with the Securities and Exchange Commission. A copy of the specimen stock certificate of the Company is filed herewith as Exhibit 4.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

4.1	Specimen Stock Certificate of Trump Entertainment Resorts, Inc. (1)

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information contained in this Current Report on Form 8-K, including the exhibits being furnished as part of this report, as well as other statements made by the Company may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect, when made, the Registrant’s current views with respect to current events and financial performance. The words “possible,” “propose,” “might”, “could,” “would,” “projects,” “plan,” forecasts,” “anticipates,” “expect,” “intend,” “believe,” seek,” or “may,” and the negative of these terms and other comparable terminology, are intended to identify forward-looking statements, but are not the exclusive means of identifying them. These forward-looking statements include statements other than historical information or statements of current condition, but instead represent only the Registrant’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Registrant’s control. Forward-looking statements are subject to a number of risks, contingencies and uncertainties, some of which our management has not yet identified. Forward-looking statements are not guarantees of future performance; subsequent developments may cause forward-looking statements to become outdated; and actual results, developments and business decisions may differ materially from those contemplated by such forward-looking statements as a result of various factors, certain (but not all) of which are discussed in the risk factors included in the Registrant’s reports filed with the SEC including, but not limited to, their Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. The Registrant disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise. Similarly, these and other factors can affect the value of the Company’s common stock and/or other equity securities.

(1)	Incorporated by reference to Amendment Number 1 of the Company’s Registration statement on Form 8-A filed on July 16, 2010.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2010

TRUMP ENTERTAINMENT RESORTS, INC.

By:	/S/ JOHN P. BURKE
John P. Burke
Chief Financial Officer, Executive Vice President & Corporate Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Specimen Stock Certificate of Trump Entertainment Resorts, Inc. (1)

(1)	Incorporated by reference to Amendment Number 1 of the Company’s Registration statement on Form 8-A filed on July 16, 2010.